PACE Select

Summary Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2015, as supplemented.

July 12, 2016

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees has appointed PCJ Investment Counsel Ltd. ("PCJ") to serve as a new subadvisor to the fund. PCJ assumed investment advisory responsibility with respect to the fund's portfolio effective July 8, 2016. This supplement also updates information regarding the strategy of First Quadrant L.P. ("First Quadrant"), an existing subadvisor to the fund.

Effective as of July 8, 2016, the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by replacing the second bullet point of that section in its entirety with the following:

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

The same section of the Summary Prospectus is revised by adding the following as the last bullet point of the section:

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following as the third to last sentence of the first paragraph:

PCJ assumed day-to-day management of a separate portion of the fund's assets on July 8, 2016.

The section captioned "Investment manager and advisors" beginning on page 6 of the Summary Prospectus is revised by replacing that section in its entirety with the following:

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the fund's manager. Analytic Investors LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ") and Aviva Investors Americas LLC ("Aviva") serve as the fund's subadvisors. Aviva

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uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement.

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by adding the following as the last bullet point of the section:

•  PCJ—Nereo Piticco, President and Chief Investment Officer, Adam Posman, Partner, Aly Alladina, Partner, Heiki Altosaar, Partner and Chief Compliance Officer, Bryan Rock, Portfolio Manager, and Jenny Yan, Portfolio Manager have been portfolio managers of the fund since July 2016.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.